A&Q MULTI-STRATEGY FUND
PROSPECTUS SUPPLEMENT
DATED SEPTEMBER 22, 2016

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated August 1, 2016.  Prospective investors are urged to read carefully the Fund's Prospectus, which is provided together with (or has preceded) this Supplement.  Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus.  If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate.
The Fund's Investor Certificate attached as Appendix A to the Prospectus dated August 1, 2016 hereby is replaced by the Investor Certificate that follows.
The section of the Prospectus entitled "Management of the Fund—Portfolio Managers" is amended and restated in its entirety as follows:
The Fund is managed by Bruce Amlicke (the "Portfolio Manager"), who is primarily responsible for the selection of the Fund's investments, the allocation of the Fund's assets among the Investment Managers and the general day-to-day management of the Fund.  Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception.  He is the Chief Investment Officer and Head of the Adviser.  Mr. Amlicke is also Chairman of the Adviser's Investment Committee.  Before re-joining UBS in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group.  From 2003 to 2004, he was Chief Investment Officer of the O'Connor Multi-Manager Program, the predecessor of the Adviser.  Mr. Amlicke joined the O'Connor Multi-Manager team in 1998.  He began his career at O'Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios.  From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California.  Mr. Amlicke received his bachelor's degree from the University of Michigan.
The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's investments in the Fund, if any.
SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED AN A&Q MULTI-STRATEGY FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.  Please promptly return a completed Investor Certification to your Financial Advisor.  This Investor Certification must be received FOUR BUSINESS DAYS prior to month's end in order to invest in the Fund's next monthly closing.

A&Q MULTI-STRATEGY FUND:  INVESTOR CERTIFICATE
This Certificate relates to a potential investment in A&Q MULTI-STRATEGY FUND (the "Fund").
I hereby certify that I am:  (A) a natural person, who either individually or together with my spouse has a net worth in excess of $2.1 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.  As used herein, the term "net worth" means the excess of total assets at fair market value over total liabilities.  In calculating "net worth":  (i) exclude the fair market value of your primary residence; (ii) count as a liability any indebtedness secured by your primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by your primary residence in the 60 days prior to subscribing for this investment, unless such indebtedness was incurred as a result of the acquisition of your primary residence.
I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true.  I have read the Fund's prospectus dated August 1, 2016 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment.  I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus and my independent investigation.  I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me.  I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Share and Transfers" section in the Prospectus.  I understand that I may not be able to withdraw from the Fund as I want or have a need to.
I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.
If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that:  A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA:  i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary:  i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc. ("UBSFS"), the Adviser, the Trustees, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.
I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.
DIVIDEND REINVESTMENT I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐	I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)
By signing below, I ("Investor") confirm that, as of the date of my investment and as of this date, the investment objective and primary risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive."  This objective and risk profile is applicable only to this investment and may differ from the investment goals and risk tolerance for the overall portfolio and the brokerage account in which this investment is held.  I understand that an investment in the Fund may impact my future liquidity (either long or short-term) and represent that my investment goals are consistent with the time frame of the investment.  I understand that UBSFS has entered into an agreement with the manager of the Fund, pursuant to which UBSFS will receive a substantial fee for its services from the manager, which may constitute a majority of the management fee otherwise received by the manager from the Fund with respect to such clients, and that such fee shall be payable to UBSFS with respect to clients that have invested in the Fund for as long as such clients remain invested in the Fund.  I understand further that UBSFS and/or its affiliates can direct clients to invest in funds only on the UBS platform, even though there may be other funds with better performance results and/or more preferential terms than those on the UBS platform and offered to the Investor.  I understand that in approving funds for inclusion on the UBS platform, UBSFS and its affiliates have a conflict of interest in that they generally give priority to a fund which will provide compensation to UBSFS and its affiliates.  In addition, I understand that the levels of compensation may vary among the funds on the UBS platform and, accordingly, UBSFS and its affiliates may have a greater incentive to direct such clients to a fund on the UBS platform (and, in certain cases, particular classes of shares) that yields higher levels of compensation for UBSFS and/or its affiliates.  Furthermore, I understand that while funds on the UBS platform may offer multiple classes of shares, such funds (and not UBSFS or its affiliates) will determine which classes of shares are available for investment by the clients of UBSFS and its affiliates, which may be the classes of shares paying higher levels of compensation to UBSFS or its affiliates.  I understand further that UBSFS, the Adviser and/or their affiliates have a conflict of interest in that they benefit from the sale of Shares of the Fund due to the receipt of the management fee, the incentive fee (if any), the placement fee and/or other forms of compensation in connection with their relationship with the Fund, and that UBSFS is a wholly owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which in turn, is a wholly owned subsidiary of UBS AG.  I understand that, as a result of various payments to the Adviser, UBSFS and their respective affiliates, the amount of compensation that UBS Americas' entities receive with respect to the sale of affiliated or proprietary hedge funds, funds of funds, private equity funds and real estate funds (including from the sale of Fund Shares) is greater than the amount payable to the organization as a whole from the sale of unaffiliated fund investments.  In addition, I understand that UBS AG and its affiliates ultimately benefit as a whole from the aforementioned sale of such affiliated or proprietary funds due to incentive and/or management fees paid to the managers of such affiliated or proprietary funds (including with respect to the Fund) because they are subsidiaries or affiliates of UBS AG.  I understand further that UBSFS and certain of its affiliates may be compensated for referring UBSFS' clients to alternative investment vehicles other than the Fund administered by affiliates of UBSFS, and that such fees may be the same, more or less than the fees received by UBSFS and its affiliates in connection with the placement of Fund Shares.  The Investor agrees to keep confidential any information disclosed to Investor by UBSFS and its Financial Advisor relating to Shares of the Fund.  Notwithstanding anything expressed or implied to the contrary herein, the Investor is authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.  I will be subject to a placement fee charged by UBSFS of 2% (subject to waiver by UBSFS in certain limited circumstances) of my Investment Amount (including any additional subscriptions), which will not constitute assets of the Fund, but will be payable in addition to my Investment Amount.  If the Placement Fee is reduced by agreement between UBSFS and the Investor, then the reduced Placement Fee to which the Investor has agreed will be reflected on the UBS trade confirmation.  The Investor confirms that the Placement Fee has been discussed with his/her/its Financial Advisor and any additional questions will be addressed if requested.  I understand that the payout that the Investor's Financial Advisor receives may differ from one fund to another, even if the two funds charge the same management fee and/or incentive-based fee (i.e., even if, overall, the Investor would pay the same amount in fees), and, with respect to the Fund, UBSFS may receive a higher proportion of compensation than it does with respect to third party funds and products.  The differences in compensation create an incentive for the Investor's Financial Advisor to recommend a fund for which it receives higher compensation.  No Placement Fee is charged if this investment is made through a UBS advisory program.  I understand that UBSFS and/or its affiliates may receive higher levels of compensation in connection with an investor's investment in the Fund depending upon whether the investor is participating in a wrap fee program.  Accordingly, UBSFS and its affiliates may have a greater incentive to direct those clients to the Fund that would yield a relatively higher level of compensation.  In addition, I understand that, in certain cases, if the Investor is investing in the Fund through a UBS advisory program, the Investor may be subject to higher fees overall with respect to its Fund investment than an investor investing through a brokerage account, due to the additional compensation paid by such Investor to UBSFS and/or its affiliates in connection with the advisory program.  I authorize (1) the debit, from the UBS account specified herein or any other account maintained for the Investor at UBSFS ("Accounts"), of any funds required to be paid in connection with an investment in the Fund and (2) the credit of any funds to the Investor's Accounts, including any distributions made by the Fund.
I acknowledge that UBSFS and its agents and affiliates may receive requests for information from the Fund to comply with such demands that call for the disclosure of non-public personal information about me that is related or unrelated to my investment in the Fund.  I acknowledge and agree that UBSFS and its agents and affiliates may disclose, at its discretion, such non-public account information in response to such requests.  I further acknowledge that the Fund may provide any and all account information relating to my investment in the Fund to UBSFS and my UBSFS Financial Advisor (current or future).  I understand that the Fund and its affiliates are relying on this Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.  I understand the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out herein, and agree that the subscription made hereby may be accepted in reliance thereon.  I agree to indemnify and hold harmless UBSFS, including its directors, officers, employees and any of its affiliates and service providers (collectively, the "Indemnified Party") from and against any and all loss, damage, liability or expense, including costs and attorneys' fees and disbursements, which the Indemnified Party may incur by reason of, or in connection with, any representation or warranty made herein or in any other document provided by the Investor not having been true when made, any misrepresentation made by the Investor or any failure by the Investor to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Investor to the Fund's investment adviser, general partner, the Fund or any of their affiliates.
☐	Please check this box if this is an additional investment in the Fund.	Investment Amount:	$

UBS Account Number:	SSN/TAX ID Number:

Client Signatures (please sign below):

Signature	Date	Additional Investor Signature (e.g., joint tenants)	Date

Print Name		Print Name of Additional Investor

For Financial Advisors and Branch Managers
I.	Investor Suitability and NFA Bylaw 1101:
With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:
(1)	informed the client of all pertinent facts relating to the liquidity and transferability of the Fund, including the obligation to maintain sufficient liquidity to meet ongoing capital calls (if the Fund has a capital call structure) on potentially short notice and that the investment may impact the client's future liquidity;
(2)	reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that:
(a)	the Fund being subscribed for is suitable and appropriate for the client;
(b)	the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards;
(c)	the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure;
(d)	the client can bear the economic risks of the investment in the Fund;
(e)	the client's goals are consistent with the time frame of the investment; and
(f)	the client appears to have an understanding of:
(i)	the fundamental risks of the Fund (including that the client may lose his or her entire investment);
(ii)	the restrictions on the liquidity and transferability of the Fund;
(iii)	the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and
(iv)	the tax consequences with respect to an investment in the Fund; and
(3)	obtained a valid and duly completed Form W-9 or W-8, as applicable, or successor form thereto, signed under penalties of perjury by the client and I have properly placed such form on file pursuant to internal UBS policy; and
(4)	confirmed, with reasonable due inquiry, including my review of relevant account documentation, the client's representations provided in the NFA Bylaw 1101 Certification (if applicable).
Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth) I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.
Will this investment result in the client holding more than 30% of his net worth as evidenced on CAI in Alternative Investments?             □ YES  □ NO
By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that the Fund's governing documents have been previously delivered to the investor.
__________ Initial
If I assisted the client in completing any information that is required to be provided by the client in the Investor Application, I have done so pursuant to the client's authorization and direction solely based upon information that has been provided to me by the client.  If I did not assist the client in completing any information in the Investor Application, I certify that I have reviewed the completed Investor Application Form, and I agree that all the information in connection with the client's investment in the Fund that is provided by the client is correct and accurate.

II.	Financial Advisor Signature (Please Sign Below):

Print Name of Financial Advisor:	Account #:

Financial Advisor Signature:	Placement Fee:	% (2%, waivable in limited circumstances)
(Fee will be charged in addition to Investment.)

Date:	(MUST BE COMPLETED)

Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.		Branch Code/FA #/Division:

Financial Advisors must reconcile the information		Financial Advisor Telephone #:
listed on this application with the client's account
records, including updating the client's net worth,
objectives and any other relevant information.		Financial Advisor E-mail Address:

III.	Branch Manager Signature:

I certify that I have reviewed the completed Investor Suitability section above, the client Investor Certificate and CAI, and, if applicable, the "Country Qualifications" appendix and any applicable supplement to the offering materials or set forth in the instructions on the UBS intranet.  In addition, it is critical that Financial Advisors review and understand the Rules of the Road ("ROTR"), with specific focus on alternative investments, for each country in which the Financial Advisor expects to conduct cross border business.  I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client and the Financial Advisor has reviewed, understands and has complied with the applicable ROTR.  I agree that, if the Financial Advisor assisted the client in completing any information that is required to be provided by the client in the Investor Application, based upon information known to me, that the Financial Advisor has done so pursuant to the client's authorization and direction solely based upon information that has been provided to the Financial Advisor by the client.
By signing below, if applicable, I have determined that (1) if the proposed investment is for an Access Person's (as defined in the Investment Adviser Code of Ethics) employee or employee-related account, my signature evidences my pre-approval of the trade and that (2) the Access Person's proposed investment:  (a) will not unfairly limit the ability of eligible clients of UBS Financial Services Inc. ("the Firm") to participate in the proposed investment and (b) does not present a material conflict with the interests of the Firm's clients or the Firm.

Print Name of Branch Manager:

Branch Manager Signature:	Date:	(MUST BE COMPLETED)
If the above named account is a UBS Financial Services Inc. IRA, then the Branch Manager, as a result, also signs as the custodian of the IRA and accepts and agrees to this subscription.	Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.
PLACEMENT FEE APPROVAL SECTION – THIS SECTION IS ONLY REQUIRED IF A REDUCED PLACEMENT FEE IS CHARGED
To be completed by Complex Director or Complex Admin Manager as Delegate (if necessary)
By signing below you have agreed and accepted the reduced placement fee above.
If you do not agree to the reduced placement fee, please inform the branch who is responsible for contacting AI Investor Service.  Call AI Investor Services (800) 580-2359 option #1 for questions.
Print Name of Complex Director:

Complex Director Signature:	Date:	(MUST BE COMPLETED)

A&Q MULTI-STRATEGY FUND
STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
DATED SEPTEMBER 22, 2016

The information set forth below supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information dated August 1, 2016.  The Statement of Additional Information is available upon request and without charge by writing the Fund at c/o UBS Hedge Fund Solutions LLC, 600 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637.
The portfolio manager table set forth in the section of the Statement of Additional Information entitled "Investment Advisory Services; Related Administration Services—Portfolio Management" is replaced by the table that follows:
The following table lists the number and types of other accounts advised by the Fund's Portfolio Manager and approximate assets under management in those accounts as of March 31, 2016.
Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	6(1)	$638,200,000	61(2)	$15,240,300,000	15(3)	$19,527,600,000
_______________
(1)	Of these accounts, 3 accounts with total assets of approximately $376,230,000 charge performance-based advisory fees.

(2)	Of these accounts, 38 accounts with total assets of approximately $11,326,440,000 charge performance-based advisory fees.

(3)	Of these accounts, 4 accounts with total assets of approximately $11,510,680,000 charge performance-based advisory fees.